FINANCIAL INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Financial expenses:
Interest	$ (617)	$ (900)	$ (346)
Amortization of marketable securities premiums and accretion of discounts, net	(349)	(436)	(416)
Exchange rate	0	(4)	(612)
Others	(229)	(201)	(133)
Financial expenses, Total	(1,195)	(1,541)	(1,507)
Financial income -
Interest and others	1,103	1,994	1,930
Exchange rate	188	0	0
Financial income, Total	1,291	1,994	1,930
Financial Income, Net	$ 96	$ 453	$ 423